THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

NCCMT - Cash Portfolio         5.69%        29.95%        63.13%

All Taxable Money Market       5.23%        28.03%        59.03%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of taxable money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 970 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

NCCMT - Cash Portfolio         5.69%        5.38%         5.02%

All Taxable Money Market       5.23%        5.06%         4.74%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                          6/27/00  3/28/00  12/28/99  9/28/99  6/29/99



 NCCMT - Cash Portfolio   6.40%    5.77%    5.70%     5.19%    4.69%



All Taxable Money Market  5.91%    5.38%    5.13%     4.71%    4.35%
Funds Average



                          6/28/00  3/29/00  12/29/99  9/29/99  6/30/99



 MMDA                     2.11%    2.04%    2.07%     2.08%    2.03%


Cash Portfolio

All Taxable Money
Market Funds Average

MMDA

6% -
5% -
4% -
3% -
2% -
1% -
0%

Row: 1, Col: 1, Value: 6.4
Row: 1, Col: 2, Value: 5.91
Row: 1, Col: 3, Value: 2.11
Row: 2, Col: 1, Value: 5.770000000000001
Row: 2, Col: 2, Value: 5.38
Row: 2, Col: 3, Value: 2.04
Row: 3, Col: 1, Value: 5.7
Row: 3, Col: 2, Value: 5.13
Row: 3, Col: 3, Value: 2.07
Row: 4, Col: 1, Value: 5.19
Row: 4, Col: 2, Value: 4.71
Row: 4, Col: 3, Value: 2.08
Row: 5, Col: 1, Value: 4.69
Row: 5, Col: 2, Value: 4.35
Row: 5, Col: 3, Value: 2.03

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the average bank money market deposit account (MMDA). Figures for the all taxable money market funds averageare from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

(checkmark)COMPARING
PERFORMANCE

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Robert Duby)

Robert Duby, Portfolio Manager of The North Carolina Capital
Management Trust: Cash Portfolio

Q. BOB, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE 12 MONTHS THAT ENDED JUNE 30, 2000?

A. Interest rates rose due to strong economic performance, evidenced by the lowest unemployment rate in approximately 30 years and robust gains in real gross domestic product - GDP adjusted for inflation. Personal consumption, business investment and a strong real estate market fueled growth. The wealth effect created by appreciating equity and real estate markets also boosted consumer spending, a significant component of real GDP. An increase in commodity prices linked to improving global economic conditions, coupled with strong domestic demand, created expectations among market participants that the Federal Reserve Board would hike short-term interest rates in order to slow growth and head off inflation. In spite of improvements in productivity, consumer and producer prices ultimately rose during the period, sparked mainly by increasing energy prices.

Q. WHAT WAS THE FED'S REACTION TO THESE DEVELOPMENTS?

A. Strong real GDP growth and concerns about the impact of wage pressures within firm labor markets encouraged the Fed to implement a program of interest-rate hikes. From June 30, 1999, through June 30, 2000, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds target rate - six times. All of these rate hikes came in increments of 0.25 percentage points, except for the last, which occurred in May 2000. Faced with continued strong GDP growth, an increase in the core rate of inflation, a decline in the unemployment rate and a larger-than-expected increase in average hourly earnings, the Fed in May raised the fed funds rate by 0.50 percentage points, the first increase of such magnitude in over five years. However, recent evidence of an economic slowdown prompted the Fed to keep rates unchanged at its June 2000 meeting.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

A. During the period, our strategy shifted to capitalize on Fed rate hikes while at the same time maintaining adequate portfolio liquidity to accommodate cash outflows. Early in the period, the fund's average maturity was lengthened through purchases of securities with maturities of six months or longer because longer-term securities offered attractive risk/reward tradeoffs. However, as expectations for further Fed rate increases developed in the fourth quarter and the turn to 2000 approached, we became more defensive by shortening the fund's average maturity. Over the balance of the period, the fund's average maturity was shortened at times when the market priced in overly optimistic expectations for changes in monetary policy, and lengthened when the market priced in overly aggressive expectations of Fed rate hikes.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on June 30, 2000, was 6.41%, compared to 4.70% 12 months ago. Through June 30, 2000, the fund's 12-month total return was 5.69%, compared to 5.23% for the all taxable money market funds average tracked by iMoneyNet, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. Recent economic data suggests that Fed monetary policy has begun to dampen economic activity. Fed rate hikes appear to have tempered consumer spending, as evidenced by recent statistics showing slower retail and home sales. As a result, manufacturing activity has softened within interest-rate sensitive sectors, while employment has recently declined from record levels. It's uncertain at this point if the economy is taking a breather or if the Fed has achieved a so-called "soft landing." Market prices currently reflect the belief that the Fed has finished its rate-hike program. However, we believe the Fed might implement at least one more rate hike in the near future.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, PLEASE SEE PAGE P-2.

(checkmark)FUND FACTS

GOAL: seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share

START DATE: September 2, 1982

SIZE: as of June 30, 2000, more than
$2.8 billion

MANAGER: Robert Duby, since 1998;
joined Fidelity in 1982

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

INVESTMENTS JUNE 30, 2000

Showing Percentage of Net Assets



COMMERCIAL PAPER (A) - 88.0%

DUE  DATE                        ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                  VALUE  (NOTE 1)
                                 PURCHASE

American General Finance Corp.

8/16/00                           6.76%                       $ 25,000,000                      $ 24,787,250

Asset Securitization Coop.
Corp.

7/19/00                           6.59                         25,000,000                        24,918,125

Associates First Capital Corp.

9/11/00                           6.71                         25,000,000                        24,670,000

Bank of America Corp.

8/3/00                            6.24                         50,000,000                        49,722,708

9/11/00                           6.30                         50,000,000                        49,390,000

11/6/00                           6.84                         21,000,000                        20,506,453

11/20/00                          7.00                         15,000,000                        14,600,625

Bear Stearns Companies, Inc.

7/5/00                            6.55                         50,000,000                        49,964,000

Centric Capital Corp.

7/5/00                            6.58                         9,700,000                         9,692,941

7/20/00                           6.62                         26,540,000                        26,447,832

9/5/00                            6.71                         25,000,000                        24,697,042

CIESCO LP

8/16/00                           6.69                         25,000,000                        24,789,167

8/23/00                           6.70                         50,000,000                        49,514,167

CIT Group, Inc.

7/3/00                            7.04                         50,000,000                        49,980,444

7/19/00                           6.60                         25,000,000                        24,918,000

9/5/00                            6.72                         10,000,000                        9,879,000

Citibank Credit Card Master
Trust I (Dakota Certificate
Program)

7/10/00                           6.59                         25,000,000                        24,959,063

7/13/00                           6.59                         35,000,000                        34,923,583

7/19/00                           6.61                         25,000,000                        24,917,875

8/10/00                           6.77                         5,000,000                         4,963,000

8/17/00                           6.65                         20,000,000                        19,828,189

Citicorp

7/25/00                           6.62                         50,000,000                        49,780,667

Corporate Receivables Corp.

7/24/00                           6.69                         50,000,000                        49,788,847

8/7/00                            6.70                         25,000,000                        24,829,132



DUE  DATE                        ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                  VALUE (NOTE 1)
                                 PURCHASE

Delaware Funding Corp.

7/7/00                            6.58%                       $ 25,000,000                      $ 24,972,750

7/20/00                           6.63                         25,000,000                        24,913,049

7/20/00                           6.71                         25,000,000                        24,911,861

8/3/00                            6.65                         30,296,000                        30,113,265

8/16/00                           6.65                         25,000,000                        24,789,806

Edison Asset Securitization LLC

7/5/00                            7.06                         24,273,000                        24,253,986

7/20/00                           6.59                         13,449,000                        13,402,508

8/14/00                           6.72                         50,000,000                        49,594,833

8/21/00                           6.65                         28,504,000                        28,238,295

Enterprise Funding Corp.

7/26/00                           6.70                         35,240,000                        35,077,015

8/21/00                           6.66                         26,183,000                        25,938,931

Falcon Asset Securitization
Corp.

7/7/00                            6.58                         21,480,000                        21,456,551

7/27/00                           6.71                         20,000,000                        19,903,656

8/10/00                           6.64                         30,000,000                        29,780,667

Fleet Funding Corp.

7/10/00                           6.59                         50,000,000                        49,918,125

7/12/00                           6.59                         25,000,000                        24,949,965

GE Capital International
Funding, Inc.

9/13/00                           6.34                         50,000,000                        49,368,944

General Electric Capital Corp.

8/23/00                           6.77                         40,000,000                        39,608,389

8/25/00                           6.76                         45,000,000                        44,542,813

General Electric Capital
Services, Inc.

8/17/00                           6.28                         35,000,000                        34,722,635

11/20/00                          7.00                         75,000,000                        73,003,125

General Motors Acceptance Corp.

8/22/00                           6.77                         100,000,000                       99,039,444

8/23/00                           6.74                         50,000,000                        49,512,694

Goldman Sachs Group, Inc.

8/15/00                           6.77                         50,000,000                        49,583,750

8/16/00                           6.77                         50,000,000                        49,574,500

COMMERCIAL PAPER (A) -
CONTINUED

DUE  DATE                        ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                  VALUE  (NOTE 1)
                                 PURCHASE

Kitty Hawk Funding Corp.

7/18/00                           6.65%                       $ 39,663,000                      $ 39,539,571

7/26/00                           6.66                         10,555,000                        10,506,476

8/11/00                           6.27                         5,000,000                         4,965,378

8/15/00                           6.27                         5,000,000                         4,962,000

9/20/00                           6.41                         5,000,000                         4,930,138

Marsh USA, Inc.

9/19/00                           6.50                         30,000,000                        29,580,000

Merrill Lynch & Co., Inc.

8/23/00                           6.78                         60,000,000                        59,411,700

National Rural Utility Coop.
Finance Corp.

9/13/00                           6.30                         25,000,000                        24,686,528

New Center Asset Trust

7/3/00                            7.04                         50,000,000                        49,980,444

7/24/00                           6.68                         50,000,000                        49,788,847

7/28/00                           6.64                         25,000,000                        24,876,625

Park Avenue Receivables Corp.

7/19/00                           6.62                         23,190,000                        23,113,705

7/20/00                           6.63                         20,000,000                        19,930,333

Preferred Receivables Funding
Corp.

7/20/00                           6.65                         39,993,000                        39,853,269

8/4/00                            6.64                         20,000,000                        19,875,711

Salomon Smith Barney
Holdings, Inc.

7/19/00                           6.58                         25,000,000                        24,918,250

7/20/00                           6.59                         23,000,000                        22,920,490

8/15/00                           6.76                         100,000,000                       99,168,750

Three Rivers Funding Corp.

7/18/00                           6.62                         32,012,000                        31,912,532

Triple-A One Funding Corp.

7/7/00                            6.58                         29,162,000                        29,130,198

7/10/00                           6.65                         20,189,000                        20,155,688

7/10/00                           6.67                         5,601,000                         5,591,730



DUE  DATE                        ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                  VALUE (NOTE 1)
                                 PURCHASE

Variable Funding Capital Corp.

7/10/00                           6.58%                       $ 25,000,000                      $ 24,959,125

7/20/00                           6.67                         49,500,000                        49,327,575

8/24/00                           6.78                         25,000,000                        24,750,250

9/12/00                           6.74                         25,700,000                        25,354,485

Ventures Business Trust

7/12/00                           6.59                         25,000,000                        24,949,965

Wells Fargo & Co.

9/12/00                           6.71                         50,000,000                        49,330,833

9/13/00                           6.72                         25,000,000                        24,660,319

TOTAL COMMERCIAL PAPER                                                                           2,516,770,582

FEDERAL AGENCIES - 12.2%



FANNIE MAE - 10.1%

Discount Notes - 10.1%

7/27/00                           6.01                         100,000,000                       99,578,765

8/17/00                           6.13                         15,000,000                        14,883,479

8/24/00                           6.12                         65,612,000                        65,027,397

8/24/00                           6.13                         60,000,000                        59,464,500

8/31/00                           6.11                         50,000,000                        49,497,597

                                                                                                 288,451,738

FREDDIE MAC - 2.1%

Discount Notes - 2.1%

2/1/01                            6.57                         12,000,000                        11,558,533

2/7/01                            6.50                         50,000,000                        48,127,639

                                                                                                 59,686,172

TOTAL FEDERAL AGENCIES                                                                           348,137,910



REPURCHASE AGREEMENTS - 0.0%

                              MATURITY AMOUNT                   VALUE (NOTE 1)

In a joint trading account    $ 553,304                         $ 553,000
(U.S. Treasury Obligations)
dated 6/30/00 due  7/3/00 At
6.6% (Cost $553,000)

TOTAL INVESTMENT   IN                                            2,865,461,492
SECURITIES - 100.2%

NET OTHER ASSETS - (0.2)%                                          (6,787,910)

NET ASSETS - 100%                                              $ 2,858,673,582

Total Cost for Income Tax Purposes                             $ 2,865,461,492


LEGEND

(a) Cash Portfolio only purchases commercial paper with the highest possible ratings from at least one nationally recognized rating service. A substantial portion of Cash Portfolio's investments are in commercial paper of banks, finance companies and companies in the securities industry.

INCOME TAX INFORMATION

At June 30, 2000, the fund had a capital loss carryforward of approximately $170,000 all of which will expire on June 30, 2008.

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                             JUNE 30, 2000

ASSETS

Investment in securities,                  $ 2,865,461,492
at value (including
repurchase agreements of
$553,000) -  See
accompanying schedule

Cash                                        363

Receivable for fund shares                  70,952
sold

Interest receivable                         110

TOTAL ASSETS                                2,865,532,917

LIABILITIES

Payable for fund shares       $ 3,803,556
redeemed

Distributions payable          1,950,042

Accrued management fee         596,628

Deferred trustees'             509,109
compensation

TOTAL LIABILITIES                           6,859,335

NET ASSETS                                 $ 2,858,673,582

Net Assets consist of:

Paid in capital                            $ 2,858,842,190

Accumulated net realized                    (168,608)
gain (loss) on investments

NET ASSETS, for                            $ 2,858,673,582
2,858,816,226 shares
outstanding

NET ASSET VALUE,                            $1.00
offering price and
redemption price per share
($2,858,673,582 (divided by)
2,858,816,226 shares)

STATEMENT OF OPERATIONS
                               YEAR ENDED JUNE 30, 2000

INTEREST INCOME                           $ 170,793,056

EXPENSES

Management fee               $ 9,008,982

Non-interested trustees'      169,212
compensation

 Total expenses before        9,178,194
reductions

 Expense reductions           (7,886)      9,170,308

NET INTEREST INCOME                        161,622,748

NET REALIZED GAIN                          (162,826)
(LOSS) ON INVESTMENTS

NET INCREASE IN NET                       $ 161,459,922
ASSETS RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED JUNE 30, 2000  YEAR ENDED JUNE 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest        $ 161,622,748             $ 144,559,893
income

 Net realized gain (loss)       (162,826)                 48,942

NET INCREASE                    161,459,922               144,608,835
(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

Distributions to                (161,622,748)             (144,559,893)
shareholders from net
interest income

Share transactions at net       8,069,215,961             8,411,139,551
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                140,467,872               122,735,206
distributions from net
interest income

 Cost of shares redeemed        (8,142,672,819)           (8,222,523,769)

 NET INCREASE                   67,011,014                311,350,988
(DECREASE) IN NET ASSETS AND
SHARES RESULTING FROM SHARE
TRANSACTIONS

TOTAL INCREASE                  66,848,188                311,399,930
(DECREASE) IN NET ASSETS

NET ASSETS

 Beginning of period            2,791,825,394             2,480,425,464

 End of period                 $ 2,858,673,582           $ 2,791,825,394


FINANCIAL HIGHLIGHTS

YEARS ENDED JUNE 30,           2000     1999     1998     1997     1996

SELECTED PER-SHARE DATA

Net asset value, beginning     $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
of period

Income from Investment          .056     .049     .053     .051     .053
Operations Net interest
income

Less Distributions

From net interest income        (.056)   (.049)   (.053)   (.051)   (.053)

Net asset value, end of        $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
period

TOTAL RETURN                    5.69%    5.05%    5.47%    5.25%    5.43%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period      $ 2,859  $ 2,792  $ 2,480  $ 1,984  $ 1,740
(in millions)

Ratio of expenses to            .32%     .32%     .34%     .35%     .36%
average net assets

Ratio of net interest           5.56%    4.92%    5.34%    5.13%    5.27%
income to average net assets

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

NCCMT - Term Portfolio         5.01%        29.73%        69.85%

LB 1-Year US Treasury          5.11%        31.62%        73.87%

Short US Government Funds      4.49%        27.30%        74.09%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-Year U.S. Treasury Index - a one security index which at the beginning of every month selects the Treasury maturing closest to but not beyond one year from that date. To measure how the fund's performance stacked up against its peers, you can compare it to the short U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

NCCMT - Term Portfolio       5.01%        5.34%         5.44%

LB 1-Year US Treasury        5.11%        5.65%         5.69%

Short US Government Funds    4.49%        4.94%         5.68%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the results.)

$10,000 OVER 10 YEARS
             NCCMT-Term Portfolio        LB 1-Year Treasury Index
             00620                       LB068
  1990/06/30      10000.00                    10000.00
  1990/07/31      10099.25                    10095.25
  1990/08/31      10147.09                    10154.64
  1990/09/30      10213.50                    10227.91
  1990/10/31      10303.14                    10315.84
  1990/11/30      10390.14                    10391.04
  1990/12/31      10490.63                    10503.26
  1991/01/31      10570.27                    10585.01
  1991/02/28      10643.36                    10648.64
  1991/03/31      10697.58                    10723.07
  1991/04/30      10780.74                    10797.12
  1991/05/31      10832.59                    10842.62
  1991/06/30      10883.16                    10880.41
  1991/07/31      10946.45                    10954.46
  1991/08/31      11042.11                    11052.02
  1991/09/30      11112.43                    11133.78
  1991/10/31      11182.99                    11215.15
  1991/11/30      11262.98                    11302.69
  1991/12/31      11377.94                    11405.27
  1992/01/31      11406.49                    11431.49
  1992/02/29      11441.13                    11457.71
  1992/03/31      11445.27                    11477.38
  1992/04/30      11529.92                    11539.47
  1992/05/31      11588.79                    11588.45
  1992/06/30      11629.31                    11648.22
  1992/07/31      11664.19                    11732.29
  1992/08/31      11733.82                    11784.74
  1992/09/30      11802.65                    11861.09
  1992/10/31      11721.28                    11836.41
  1992/11/30      11686.10                    11803.25
  1992/12/31      11782.79                    11829.47
  1993/01/31      11904.04                    11888.47
  1993/02/28      11948.92                    11926.65
  1993/03/31      11981.07                    11963.67
  1993/04/30      12023.04                    12004.55
  1993/05/31      12028.36                    12004.55
  1993/06/30      12068.82                    12061.63
  1993/07/31      12103.73                    12093.63
  1993/08/31      12148.01                    12148.78
  1993/09/30      12178.27                    12183.87
  1993/10/31      12210.77                    12212.41
  1993/11/30      12230.11                    12233.62
  1993/12/31      12261.69                    12276.04
  1994/01/31      12305.77                    12327.33
  1994/02/28      12285.50                    12312.68
  1994/03/31      12293.78                    12314.99
  1994/04/30      12288.47                    12304.58
  1994/05/31      12321.75                    12330.80
  1994/06/30      12366.84                    12373.22
  1994/07/31      12424.98                    12452.28
  1994/08/31      12460.54                    12495.47
  1994/09/30      12500.11                    12513.59
  1994/10/31      12541.66                    12564.88
  1994/11/30      12547.21                    12561.03
  1994/12/31      12595.83                    12606.15
  1995/01/31      12710.26                    12730.32
  1995/02/28      12778.75                    12844.47
  1995/03/31      12855.88                    12920.44
  1995/04/30      12929.49                    13015.31
  1995/05/31      13019.90                    13129.84
  1995/06/30      13092.94                    13209.67
  1995/07/31      13141.23                    13274.46
  1995/08/31      13201.90                    13337.70
  1995/09/30      13260.40                    13397.48
  1995/10/31      13333.80                    13473.45
  1995/11/30      13418.99                    13552.50
  1995/12/31      13495.78                    13632.33
  1996/01/31      13570.03                    13719.87
  1996/02/29      13587.92                    13737.61
  1996/03/31      13610.43                    13780.42
  1996/04/30      13658.85                    13831.32
  1996/05/31      13706.37                    13886.08
  1996/06/30      13780.40                    13963.60
  1996/07/31      13831.39                    14016.81
  1996/08/31      13888.08                    14085.46
  1996/09/30      13988.54                    14179.94
  1996/10/31      14077.23                    14286.76
  1996/11/30      14148.85                    14361.57
  1996/12/31      14191.78                    14412.48
  1997/01/31      14251.51                    14481.51
  1997/02/28      14315.59                    14533.57
  1997/03/31      14333.53                    14570.59
  1997/04/30      14425.17                    14659.67
  1997/05/31      14507.94                    14750.30
  1997/06/30      14591.58                    14839.38
  1997/07/31      14679.30                    14945.43
  1997/08/31      14722.41                    14996.72
  1997/09/30      14815.79                    15077.71
  1997/10/31      14887.29                    15161.39
  1997/11/30      14929.00                    15213.84
  1997/12/31      15012.11                    15285.18
  1998/01/31      15099.13                    15385.83
  1998/02/28      15136.28                    15425.17
  1998/03/31      15210.20                    15502.68
  1998/04/30      15272.65                    15574.02
  1998/05/31      15337.77                    15641.90
  1998/06/30      15413.47                    15716.32
  1998/07/31      15475.94                    15791.91
  1998/08/31      15605.38                    15918.78
  1998/09/30      15717.15                    16037.18
  1998/10/31      15805.88                    16121.63
  1998/11/30      15825.25                    16124.72
  1998/12/31      15882.11                    16178.32
  1999/01/31      15939.67                    16242.34
  1999/02/28      15942.01                    16260.46
  1999/03/31      16033.49                    16357.93
  1999/04/30      16087.33                    16418.11
  1999/05/31      16125.13                    16463.31
  1999/06/30      16174.55                    16541.60
  1999/07/31      16243.83                    16612.55
  1999/08/31      16293.51                    16661.82
  1999/09/30      16375.73                    16749.02
  1999/10/31      16426.57                    16796.42
  1999/11/30      16474.50                    16829.85
  1999/12/31      16525.43                    16865.54
  2000/01/31      16575.08                    16909.88
  2000/02/29      16655.76                    16993.27
  2000/03/31      16735.46                    17072.78
  2000/04/30      16803.42                    17170.89
  2000/05/31      16875.03                    17258.46
  2000/06/30      16985.42                    17387.13
IMATRL PRASUN   SHR__CHT 20000630 20000719 141814 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in North Carolina Capital Management Trust: Term Portfolio on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $16,985 - a 69.85% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-Year U.S. Treasury Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,387 - a 73.87% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

TOTAL RETURN COMPONENTS

                    YEARS ENDED JUNE 30,

                    2000                   1999    1998    1997    1996

Dividend returns    5.76%                  6.62%   7.08%   7.62%   6.16%

Capital returns     -0.75%                 -1.68%  -1.45%  -1.73%  -0.91%

Total returns       5.01%                  4.94%   5.63%   5.89%   5.25%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 2000   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share           5.06(cents)   26.55(cents)   52.59(cents)

Annualized dividend rate      6.63%         5.74%          5.65%

30-day annualized yield       6.24%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.28 over the past one month, $9.28 over the past six months and $9.30 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Robert Duby)

Robert Duby, Portfolio Manager of The North Carolina Capital
Management Trust: Term Portfolio

Q. HOW DID THE FUND PERFORM, BOB?

A. For the 12 months that ended June 30, 2000, the fund returned 5.01%, compared to the 4.49% return of the short U.S. government funds average for the same period, according to Lipper Inc. The Lehman Brothers 1-Year U.S. Treasury Index returned 5.11% over the same period.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

A. U.S. economic growth was strong. Real GDP - gross domestic product adjusted for inflation - grew at a robust rate, sustained by a strong real estate market as well as vibrant consumer spending and business investment. Unemployment reached its lowest level in about 30 years. Appreciating equity and real estate prices fueled a wealth effect, helping to boost consumer spending, a major component of real GDP. A renaissance of global economic growth led to rising commodity prices. Coupled with strong domestic demand, this growth led to anticipation that the Federal Reserve Board would raise short-term interest rates in an attempt to subdue growth and inflationary pressures. Producer and consumer prices also rose during the period, mainly due to higher energy prices.

Q. DID THE FED FOLLOW THROUGH WITH THE EXPECTED RATE INCREASES?

A. Yes, even though improvements in productivity helped dampen inflation. Strong growth and tight labor markets spurred the Fed to embark on an extended program of interest-rate hikes. Starting on June 30, 1999, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds target rate - six times. All but one of these rate hikes came in increments of 0.25 percentage points. The last hike, on May 16, 2000, was an increase of 0.50 percentage points, the first time the Fed raised rates that dramatically in more than five years. The Fed acted aggressively because of strong GDP growth, an increase in the core rate of inflation, a decline in the unemployment rate and a larger-than-expected increase in average hourly earnings. However, the Fed held off raising rates at its June 2000 meeting because of evidence that the economy was slowing.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

A. The fund is managed with an eye toward the Lehman Brothers 1-Year U.S. Treasury Index. This benchmark is composed of the most-recently issued one-year Treasury bills. Although the fund maintained a maturity distribution consistent with that of the benchmark, its composition differed from the index. The fund was largely invested in "off-the-run" Treasury bills and notes - those that have been in the market longer than the most-recently issued "on-the-run" Treasury securities - because they offered modestly higher yields than "on-the-run" securities of similar maturity. Furthermore, strong demand for the most-recently issued one-year Treasury bill - resulting from an expectation that issuance of the instrument would be limited or eliminated altogether because of reduced Treasury borrowing and a $30 billion long-term debt buyback program - caused it to trade expensively. Demand for "on-the-run" Treasury bills caused the one-year Treasury bill to become relatively illiquid, reducing the overall yield of the benchmark index. The fund therefore benefited from focusing on "off-the-run" alternatives.

Q. WHAT IS YOUR OUTLOOK?

A. Recently released economic data suggest that Fed rate hikes are slowing economic activity. Dampened retail and home sales indicate consumer spending has declined. In turn, we've seen a manufacturing slowdown in interest-rate sensitive sectors, and employment has dropped. We don't know whether this data means the economy has just paused or if the Fed has successfully orchestrated a "soft landing." The market has priced in the expectation that the Fed has completed its rate-hike program, but we feel that the Fed is not done and will raise rates again.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, PLEASE SEE PAGE P-2.

(checkmark)FUND FACTS

GOAL: seeks to obtain as high a level of current income as is consistent with the preservation of capital

START DATE: March 19, 1987

SIZE: as of June 30, 2000, more than $80 million

MANAGER: Robert Duby, since 1998; joined
Fidelity in 1982

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

INVESTMENTS JUNE 30, 2000

Showing Percentage of Net Assets



U.S. GOVERNMENT AND
GOVERNMENT  AGENCY
OBLIGATIONS - 95.6%

                                   PRINCIPAL AMOUNT               VALUE (NOTE 1)

U.S. TREASURY OBLIGATIONS -
95.6%

U.S. Treasury Bills, yield at      $ 14,000,000                   $ 13,258,896
date of purchase 6.21% to
6.34% 5/31/01

U.S. Treasury Bonds 13.125%         16,200,000                     17,098,614
5/15/01

U.S. Treasury Notes:

5.625% 11/30/00                     18,690,000                     18,640,285

6% 8/15/00                          2,740,000                      2,740,000

8% 5/15/01                          25,000,000                     25,308,500

TOTAL U.S. GOVERNMENT AND                                          77,046,295
GOVERNMENT AGENCY
OBLIGATIONS (Cost
$77,229,935)


CASH EQUIVALENTS - 3.8%

                                    MATURITY AMOUNT

Investments in repurchase         $ 3,021,661                      3,020,000
agreements (U.S. Treasury
Obligations), in a joint
trading account at 6.6%,
dated 6/30/00 due 7/3/00
(Cost $3,020,000)

TOTAL INVESTMENT   IN                                              80,066,295
SECURITIES - 99.4%
(Cost $80,249,935)

NET OTHER ASSETS - 0.6%                                            485,999

NET ASSETS - 100%                                                $ 80,552,294


INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $80,249,935. Net unrealized depreciation aggregated $183,640, of which $96,743 related to appreciated investment securities and $280,383 related to depreciated investment securities.

At June 30, 2000, the fund had a capital loss carryforward of approximately $4,604,000 of which $244,000, $450,000, $1,410,000,
$837,000 and $1,663,000 will expire on June 30, 2003, 2005, 2006, 2007 and 2008, respectively.

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         JUNE 30, 2000

ASSETS

Investment in securities,                 $ 80,066,295
at value (including
repurchase agreements of
$3,020,000) (cost
$80,249,935) - See
accompanying schedule

Cash                                       839

Interest receivable                        665,767

TOTAL ASSETS                               80,732,901

LIABILITIES

Distributions payable          $ 141,768

Accrued management fee          18,952

Deferred trustees'              19,887
compensation

TOTAL LIABILITIES                          180,607

NET ASSETS                                $ 80,552,294

Net Assets consist of:

Paid in capital                           $ 85,761,013

Undistributed net                          50,864
investment income

Accumulated undistributed                  (5,075,943)
net realized gain (loss) on
investments

Net unrealized                             (183,640)
appreciation (depreciation)
on investments

NET ASSETS, for                           $ 80,552,294
8,677,238 shares outstanding

NET ASSET VALUE,                           $9.28
offering price and
redemption price per share
($80,552,294 (divided by)
8,677,238 shares)

STATEMENT OF OPERATIONS

                              YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME                          $ 5,309,046
Interest

EXPENSES

Management fee                  $ 300,927

Non-interested trustees'         5,494
compensation

 Total expenses before           306,421
reductions

 Expense reductions              (389)      306,032

NET INVESTMENT INCOME                       5,003,014

REALIZED AND UNREALIZED                     (1,446,451)
GAIN (LOSS)
Net realized gain (loss)
on investment securities

Change in net unrealized                    778,339
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             (668,112)

NET INCREASE                               $ 4,334,902
(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                YEAR ENDED JUNE 30, 2000  YEAR ENDED JUNE 30, 1999

INCREASE (DECREASE) IN
NET ASSETS

Operations Net investment        $ 5,003,014               $ 5,624,633
income

 Net realized gain (loss)        (1,446,451)               (661,202)

 Change in net unrealized        778,339                   (876,705)
appreciation (depreciation)

NET INCREASE                     4,334,902                 4,086,726
(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

Distributions to                 (5,010,149)               (5,662,895)
shareholders from net
investment income

Share transactions Net           1,816,712                 19,918,622
proceeds from sales of shares

 Reinvestment of                 3,513,868                 3,730,602
distributions

 Cost of shares redeemed         (17,440,265)              (4,274,004)

 NET INCREASE                    (12,109,685)              19,375,220
(DECREASE) IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE                 (12,784,932)              17,799,051
(DECREASE) IN NET ASSETS

NET ASSETS

 Beginning of period             93,337,226                75,538,175

 End of period (including       $ 80,552,294              $ 93,337,226
under (over) distribution of
net investment income   of
$50,864 and $(4,812),
respectively)

OTHER INFORMATION
Shares

 Sold                            195,561                   2,096,305

 Issued in reinvestment          377,912                   394,533
of distributions

 Redeemed                        (1,877,015)               (451,216)

 Net increase (decrease)         (1,303,542)               2,039,622


FINANCIAL HIGHLIGHTS

YEARS ENDED JUNE 30,             2000     1999     1998     1997     1996

SELECTED PER-SHARE DATA

Net asset value,                 $ 9.350  $ 9.510  $ 9.650  $ 9.820  $ 9.910
beginning of period

Income from Investment            .525 B   .615 B   .660 B   .729 B   .601
Operations Net investment
income

Net realized and unrealized       (.069)   (.157)   (.134)   (.170)   (.093)
gain (loss)

Total from investment             .456     .458     .526     .559     .508
operations

Less Distributions

From net investment income        (.526)   (.618)   (.666)   (.729)   (.598)

Net asset value, end of          $ 9.280  $ 9.350  $ 9.510  $ 9.650  $ 9.820
period

TOTAL RETURN A                    5.01%    4.94%    5.63%    5.89%    5.25%

RATIOS AND
SUPPLEMENTAL DATA

Net assets, end of period        $ 81     $ 93     $ 76     $ 69     $ 64
(in millions)

Ratio of expenses to              .35%     .35%     .36%     .37%     .38%
average net assets

Ratio of expenses to              .35%     .35%     .35% C   .37%     .38%
average net assets after
expense reductions

Ratio of net investment           5.64%    6.51%    6.93%    7.48%    6.06%
income to average net assets

Portfolio turnover rate           150%     256%     433%     232%     89%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Cash Portfolio and Term Portfolio (the funds) are funds of The North Carolina Capital Management Trust (the Trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Trust are offered exclusively to local government and public authorities of the state of North Carolina. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION.

CASH PORTFOLIO. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

TERM PORTFOLIO. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME.

CASH PORTFOLIO. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

TERM PORTFOLIO. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees under the Trustees' Deferred Compensation Plan ("the Plan"). Interest is accrued on amounts deferred under the Plan based on the prevailing 90 day Treasury Bill rate.

DISTRIBUTIONS TO SHAREHOLDERS.

CASH PORTFOLIO. Dividends are declared daily and paid monthly from net interest income.

TERM PORTFOLIO. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and losses deferred due to excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investment may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

TERM PORTFOLIO. Purchases and sales of long-term U.S. government and government agency obligations aggregated $116,366,065 and $130,198,721, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR pays most expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. For the period July 1, 1999 to May 31, 2000, FMR received a fee that was based upon a weighted average series of rates ranging from .290% to .350% of each fund's average net assets. Effective June 1, 2000, FMR receives a fee that is based upon a weighted average series of rates ranging from .215% to .275% of each fund's average net assets. For the period, the management fees paid to FMR were equivalent to an annual rate of .31% and .34% for the Cash and Term Portfolios, respectively.

SUB-ADVISER FEE. As each funds' investment sub-adviser, Fidelity Investments Money Management, Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect, and after reducing the fee for any payments by FMR pursuant to each fund's Distribution and Service Plan.

DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plans (the Plans), and in accordance with Rule 12b-1 of the 1940 Act, FMR pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee that is based on a graduated series of rates. For the period July 1, 1999 to May 31, 2000, those rates ranged from .14% to .15% of each fund's average net assets. Effective June 1, 2000, the fee is based upon a graduated series of rates ranging from .07% to .08% of each fund's average net assets. For the period, FMR paid FDC $4,101,043 and $127,915 on behalf of the Cash and Term Portfolios, respectively, all of which FDC paid to Sterling Capital Distributors, Inc., a wholly-owned subsidiary of Sterling Capital Management Company.

5. EXPENSE REDUCTIONS.

Through an arrangement with each fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each fund's expenses. During the period, Cash and Term
Portfolios' expenses were reduced by $7,886 and $389, respectively, under these arrangements.

6. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 17% of the total outstanding shares of the Term
Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of The North Carolina Capital Management Trust and the Shareholders of Cash Portfolio and Term Portfolio.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Portfolio and Term Portfolio (funds of The North Carolina Capital Management Trust) at June 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the The North Carolina Capital Management Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
August 8, 2000

TRUSTEES
William L. Byrnes
John David "J.D." Foust *
Fred L. Henning, Jr.
James Grubbs Martin *
Helen A. Powers *

OFFICERS
William L. Byrnes, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
J. Calvin Rivers, Jr., VICE PRESIDENT
Dwight D. Churchill., VICE PRESIDENT
Boyce I. Greer, VICE PRESIDENT
Robert K. Duby, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Robert A. Dwight, TREASURER
Maria F. Dwyer, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER
David H. Potel, ASSISTANT SECRETARY

DISTRIBUTION AGENT
Sterling Capital Distributors, Inc.
Charlotte, NC

CUSTODIAN
First Union National Bank of North Carolina
Charlotte, NC

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

SUB-ADVISER
Fidelity Investments Money Management, Inc.

TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES